EXHIBIT A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13G filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Class A common stock, par value $0.001 per share, of Earthstone Energy, Inc. (this “Agreement”), is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: August 22, 2022

Warburg Pincus Private Equity (E&P) XI – A, L.P.

By:	Warburg Pincus (E&P) XI, L.P., its general partner
By:	Warburg Pincus (E&P) XI LLC, its general partner
By:	Warburg Pincus Partners (E&P) XI LLC, its sole
member
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus XI (E&P) Partners – A, L.P.

By:	Warburg Pincus (E&P) XI, L.P., its general partner
By:	Warburg Pincus (E&P) XI LLC, its general partner
By:	Warburg Pincus Partners (E&P) XI LLC, its sole
member
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WP IRH Holdings, L.P.

By:	Warburg Pincus (E&P) XI, L.P., its general partner
By:	Warburg Pincus (E&P) XI LLC, its general partner

By:	Warburg Pincus Partners (E&P) XI LLC, its sole
member
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus XI (E&P) Partners-B IRH, LLC

By:	Warburg Pincus XI (E&P) Partners – B, L.P., its
managing member
By:	Warburg Pincus (E&P) XI, L.P., its general partner
By:	Warburg Pincus (E&P) XI LLC, its general partner
By:	Warburg Pincus Partners (E&P) XI LLC, its sole
member
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus XI (E&P) Partners – B, L.P.

By:	Warburg Pincus (E&P) XI, L.P., its general partner
By:	Warburg Pincus (E&P) XI LLC, its general partner
By:	Warburg Pincus Partners (E&P) XI LLC, its sole
member
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus (E&P) XI LLC

By:	Warburg Pincus Partners (E&P) XI LLC, its sole
member

By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus Partners (E&P) XI LLC

By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WP Energy IRH Holdings, L.P.

By:	Warburg Pincus (E&P) Energy GP, L.P., its general
partner
By:	Warburg Pincus (E&P) Energy LLC, its general
partner
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WP Energy Partners IRH Holdings, L.P.

By:	Warburg Pincus (E&P) Energy GP, L.P., its general
partner
By:	Warburg Pincus (E&P) Energy LLC, its general
partner
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus Energy (E&P) Partners-B IRH, LLC

By:	Warburg Pincus Energy (E&P) Partners-B, L.P., its
managing member
By:	Warburg Pincus (E&P) Energy GP, L.P., its general
partner
By:	Warburg Pincus (E&P) Energy LLC, its general
partner
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus Energy (E&P) Partners-B, L.P.

By:	Warburg Pincus (E&P) Energy GP, L.P., its general
partner
By:	Warburg Pincus (E&P) Energy LLC, its general
partner
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus Energy (E&P) Partners-A, L.P.

By:	Pincus (E&P) Energy GP, L.P., its general partner
By:	Warburg Pincus (E&P) Energy LLC, its general
partner
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

Warburg Pincus Energy (E&P)-A, L.P.

By:	Warburg Pincus (E&P) Energy GP, L.P., its general
partner
By:	Warburg Pincus (E&P) Energy LLC, its general
partner
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WARBURG PINCUS (E&P) XII, L.P.

By:	Warburg Pincus (E&P) XII LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing
member
By:	Warburg Pincus & Company US, LLC, its general
partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WARBURG PINCUS (E&P) XII LLC

By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS ENERGY (E&P) PARTNERS-B CHISHOLM, LLC

By:	Warburg Pincus Energy (E&P) Partners-B, L.P.,
its managing member
By:	Warburg Pincus (E&P) Energy GP, L.P., its
general partner
By:	Warburg Pincus (E&P) Energy LLC, its general
partner
By:	Warburg Pincus Partners II (US), L.P., its
managing member
By:	Warburg Pincus & Company US, LLC, its
general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY CHISHOLM HOLDINGS, L.P.

By:	Warburg Pincus (E&P) Energy GP, L.P., its general partner
By:	Warburg Pincus (E&P) Energy LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member

By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP ENERGY PARTNERS CHISHOLM HOLDINGS, L.P.

By:	Warburg Pincus (E&P) Energy GP, L.P., its general partner
By:	Warburg Pincus (E&P) Energy LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XII (A), L.P.

By:	Warburg Pincus (E&P) XII, L.P., its general partner
By:	Warburg Pincus (E&P) XII LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP XII CHISHOLM HOLDINGS, L.P.

By:	Warburg Pincus (E&P) XII, L.P., its general partner
By:	Warburg Pincus (E&P) XII LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XII (E&P) PARTNERS-2 CHISHOLM, LLC

By:	Warburg Pincus XII (E&P) Partners-2, L.P., its managing member
By:	Warburg Pincus (E&P) XII, L.P., its general partner
By:	Warburg Pincus (E&P) XII LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XII-D (A), L.P.

By:	Warburg Pincus (E&P) XII, L.P., its general partner
By:	Warburg Pincus (E&P) XII LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS PRIVATE EQUITY (E&P) XII-E (A), L.P.

By:	Warburg Pincus (E&P) XII, L.P., its general partner
By:	Warburg Pincus (E&P) XII LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WP XII (E&P) PARTNERS (A), L.P.

By:	Warburg Pincus (E&P) XII, L.P., its general partner
By:	Warburg Pincus (E&P) XII LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XII (E&P) PARTNERS-1, L.P.

By:	Warburg Pincus (E&P) XII, L.P., its general partner
By:	Warburg Pincus (E&P) XII LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS XII (E&P) PARTNERS-2, L.P.

By:	Warburg Pincus (E&P) XII, L.P., its general partner
By:	Warburg Pincus (E&P) XII LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Authorized Signatory

WARBURG PINCUS (E&P) ENERGY GP, L.P.

By:	Warburg Pincus (E&P) Energy LLC, its general partner
By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title:	Authorized Signatory

WARBURG PINCUS (E&P) ENERGY LLC

By:	Warburg Pincus Partners II (US), L.P., its managing member
By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WARBURG PINCUS PARTNERS II (US), L.P.

By:	Warburg Pincus & Company US, LLC, its general partner

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WARBURG PINCUS & COMPANY US, LLC

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Authorized Signatory

WARBURG PINCUS LLC

By:	/s/ Robert B. Knauss
Name:	Robert B. Knauss
Title:	Managing Director